UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 29, 2004

MOBILE MINI, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12804	86-0748362

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7420 South Kyrene Road, Suite 101, Tempe, Arizona		85283

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(480) 894-6311

None

(Former name or former address, if changed since last report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On September 29, 2004, Mobile Mini, Inc. (the “Company”) issued a press release announcing that its fleet of portable storage units and offices topped the 100,000 mark and affirming that, based upon preliminary information, earnings for the third quarter would be at the higher end of the Company’s forecast. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information is this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
Number	Description of Exhibit
99.1	Registrant’s press release, dated September 29, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE MINI, INC.
Date: September 29, 2004	/s/ Larry Trachtenberg
	Name:	Larry Trachtenberg
	Title:	Executive Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Registrant’s press release, dated September 29, 2004.